UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code:	617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Semiannual report 6/30/18

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility so far this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believe it will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.  The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. The biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that the asset prices are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to experience support from rising construction activity. That said, not all asset classes have benefited from the strong economic foundation in the United States. The dollar has strengthened significantly year to date, and the U.S. Federal Reserve has raised short-term interest rates twice in 2018 and appears on track for two more increases by year end. Against this backdrop, fixed-income and international investors have faced some challenging headwinds that may not abate in the near future.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
33	Financial statements
36	Financial highlights
37	Notes to financial statements
45	Additional information
45	Shareholder meeting
46	Continuation of investment advisory and subadvisory agreements
52	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/18 (%)

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global equities managed gains despite volatility

Global stocks rebounded from a correction to deliver positive gains, led by growth-oriented and energy stocks, primarily in the United States.

The fund's equity exposure hurt relative results

The fund had a negative absolute return at net asset value and underperformed a comparative index, the MSCI All Country World Index, owing primarily to stock selection within its equity strategy.

Hedging strategies delivered mixed performance

The fund's equity option overlay had a negative impact on relative results while its market risk hedging strategy contributed as non-U.S. equities declined.

PORTFOLIO COMPOSITION AS OF 6/30/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

What were the main factors driving market performance during the six months ended June 30, 2018?

Global equities rebounded from a first-quarter decline, but the MSCI All Country World Index still finished down slightly for the period. During the first quarter, a sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the United States. Fears of a global trade war and the implementation of tariffs by President Donald Trump, risks that escalated through the period, further unsettled financial markets. The U.S. Federal Reserve raised interest rates twice by a total of 50 basis points and signaled the potential for more hikes in 2018. Meanwhile, the European Central Bank (ECB) announced an end to quantitative easing in December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019.

Non-U.S. equities underperformed their U.S. counterparts. Within a comparative index, the MSCI All Country World Index, five out of eleven sectors posted positive returns. Information technology, energy, and consumer discretionary were the best-performing sectors; telecommunication services, financials, and consumer staples declined the most.

The fund underperformed for the period. What trends led to these results?

The fund had a negative absolute return at net asset value and underperformed the MSCI All Country World Index. The fund's equity and high-yield bond strategies produced negative relative returns while its option overlay strategy also detracted from results due to strong performance from the broad-based S&P 500 Index. These results offset the positive contribution of the fund's market risk hedging strategy, which benefited from the decline of the MSCI EAFE Index during the period.

The fund's equity strategy posted negative relative returns for the period, primarily driven by stock selection in the consumer discretionary, information technology, and consumer staples sectors. An underweight exposure to information technology and an overweight to telecommunication services also hurt relative performance.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"The fund's equity strategy posted negative relative returns for the period, primarily driven by stock selection in the consumer discretionary, information technology, and consumer staples sectors."

Within the equity strategy, the top relative detractors included L Brands, Inc., a fashion retailer with a focus on women's intimate and other apparel, and global tobacco giant Philip Morris International, Inc.

Written calls on the S&P 500 Index also detracted from results. The fund received premiums from writing calls during the period, although the premiums collected were not enough to offset the losses on the calls given the rising U.S. equity market over the period.

During the period, the fund held exposure to certain global high-yield fixed-income securities (generally those rated BB and below) to help aid the overall income-generating capabilities. This allocation detracted from the fund's relative performance.

What securities and strategies contributed to relative performance?

Within the fund's equity strategy, stocks in the utilities sector and an overweight in energy aided performance. Among the top relative contributors were Nokia OYJ, a Finnish telecommunications and consumer electronics company; EDP-Energias de Portugal SA, one of Europe's major electricity operators; and SES SA, a global provider of satellite and ground communications solutions.

SECTOR COMPOSITION AS OF 6/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

"We remain cautious on low volatility in the U.S., where we expect interest rates to continue rising."

How was the fund positioned at the end of the period?

Economic data has suggested that the global growth cycle is losing momentum, however bright spots remain. In the United States, we have continued to see positive economic data with the economy near full employment, rising inflation, and continued gross domestic product growth.

While economic data outside the U.S. has been disappointing, the impact on equities is less clear. In Japan, sentiment remains high and inflation, though sluggish, is still positive. In Europe, sentiment has been mixed and the ECB has signaled a gentle exit to quantitative easing. Rising global trade tensions, a potential slowdown in China, and upcoming midterm congressional elections in the U.S. are among the risks that we see on the horizon. As the market cycle matures we continue to favor higher-quality companies with more cyclical exposures and rely on such positions to diversify risk. In the U.S., we expect interest rates to continue rising.

At the end of the period, the fund's equity strategy as compared to the benchmark was most overweight in the energy, telecommunication services, and financials sectors, while most underweight in the information technology, healthcare, and consumer staples sectors.

From a regional standpoint, during the period, the fund had overweight exposure to Europe (including the United Kingdom) and Japan, while underweight in most emerging markets, Pacific-basin (excluding Japan), and North America compared to the benchmark. The fund also had an out-of-benchmark exposure to debt securities at the end of the period.

TOP 10 HOLDINGS AS OF 6/30/18 (%)

TOTAL SA	1.9
Royal Dutch Shell PLC, B Shares	1.6
AstraZeneca PLC	1.6
QUALCOMM, Inc.	1.6
Novartis AG	1.5
Intel Corp.	1.4
Roche Holding AG	1.3
Unilever NV	1.2
Las Vegas Sands Corp.	1.2
Philip Morris International, Inc.	1.1
TOTAL	14.4
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

As always, we remain vigilant about downside risk and we believe the portfolio's strategy should allow participation in rising markets and provide income while managing risk.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 6/30/18 (%)

United States	36.1
United Kingdom	12.3
Japan	8.4
Switzerland	6.4
France	6.0
Netherlands	3.6
Italy	3.1
Canada	2.9
Finland	1.9
Luxembourg	1.7
Other countries	17.6
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund’s investments

AS OF 6-30-18 (unaudited)

	Shares	Value
Common stocks 81.8%		$162,546,376
(Cost $168,163,480)

Consumer discretionary 9.1%		18,176,697
Auto components 1.2%
Aisan Industry Company, Ltd.	7,100	59,782
Bridgestone Corp.	1,600	62,501
Exedy Corp.	5,855	181,220
Fuyao Glass Industry Group Company, Ltd., H Shares (A)	84,800	286,545
Keihin Corp.	9,195	186,588
Nissin Kogyo Company, Ltd.	7,964	140,817
NOK Corp.	11,885	229,554
Sumitomo Riko Company, Ltd.	10,100	103,503
The Yokohama Rubber Company, Ltd.	29,700	616,040
Tokai Rika Company, Ltd.	11,000	208,551
Toyoda Gosei Company, Ltd.	7,875	199,314
Automobiles 1.2%
Daimler AG	1,067	68,349
Dongfeng Motor Group Company, Ltd., H Shares	231,930	244,457
Ford Motor Company	20,802	230,278
Honda Motor Company, Ltd.	15,950	467,670
Kia Motors Corp.	7,713	213,106
Nissan Motor Company, Ltd.	7,600	73,949
Renault SA	6,981	591,440
Yamaha Motor Company, Ltd.	21,900	549,771
Diversified consumer services 0.1%
Allstar Co-Invest LLC (B)(C)(D)	236,300	87,431
Benesse Holdings, Inc.	2,700	95,748
New Oriental Education & Technology Group, Inc., ADR	609	57,648
Hotels, restaurants and leisure 1.4%
Carnival Corp.	516	29,572
Darden Restaurants, Inc.	489	52,352
Las Vegas Sands Corp. (E)	30,742	2,347,459
McDonald’s Corp.	1,585	248,354
OPAP SA	8,903	100,381
Household durables 1.0%
Barratt Developments PLC	21,795	147,746
Berkeley Group Holdings PLC	1,039	51,756
Coway Company, Ltd.	445	34,609
Funai Electric Company, Ltd. (D)	12,363	70,907
Garmin, Ltd.	2,129	129,869
Nikon Corp.	6,865	109,101
Persimmon PLC	30,990	1,032,268
Pioneer Corp. (D)	106,320	147,552
Steinhoff International Holdings NV (D)	156,014	14,581

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 8

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Taylor Wimpey PLC	115,095	$270,936
Internet and direct marketing retail 0.0%
Qliro Group AB (D)	34,220	50,684
Leisure products 0.2%
Sankyo Company, Ltd.	9,410	367,976
Media 1.5%
Avex, Inc.	9,590	132,987
Eutelsat Communications SA	1,342	27,773
Fuji Media Holdings, Inc.	7,525	128,409
Gendai Agency, Inc.	3,600	17,384
Metropole Television SA	1,940	38,800
Nippon Television Holdings, Inc.	10,750	181,189
ProSiebenSat.1 Media SE	4,759	120,426
Proto Corp.	2,100	27,487
RTL Group SA	3,208	217,397
SES SA	90,835	1,660,437
Telenet Group Holding NV (D)	3,306	153,915
Television Francaise 1	15,759	165,747
TV Asahi Holdings Corp.	3,660	80,287
Multiline retail 0.7%
Harvey Norman Holdings, Ltd.	33,546	82,413
Kohl’s Corp.	1,573	114,672
Macy’s, Inc.	5,045	188,834
Marks & Spencer Group PLC	45,164	175,438
Next PLC	9,299	740,189
Target Corp.	1,435	109,232
Specialty retail 1.3%
CECONOMY AG	18,491	153,782
Halfords Group PLC	31,076	141,927
Honeys Holdings Company, Ltd.	4,630	39,769
L Brands, Inc. (E)	31,293	1,154,086
Nishimatsuya Chain Company, Ltd.	6,400	73,553
PAL GROUP Holdings Company, Ltd.	3,100	73,199
Shimamura Company, Ltd.	470	41,321
The Gap, Inc.	22,036	713,746
The Home Depot, Inc.	255	49,751
USS Company, Ltd.	3,200	60,840
Xebio Holdings Company, Ltd.	7,875	125,238
Textiles, apparel and luxury goods 0.5%
361 Degrees International, Ltd.	271,660	83,215
Burberry Group PLC	22,968	652,763
Daphne International Holdings, Ltd. (D)	350,000	17,815
Geox SpA	25,186	71,002

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 9

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Pandora A/S	1,108	$77,225
Sanyo Shokai, Ltd.	5,000	100,117
Xtep International Holdings, Ltd.	35,098	23,967

Consumer staples 5.4%		10,775,629
Beverages 0.4%
Dr. Pepper Snapple Group, Inc.	842	102,724
PepsiCo, Inc.	2,079	226,341
The Coca-Cola Company	11,924	522,987
Food and staples retailing 0.4%
Cawachi, Ltd.	2,500	51,117
J Sainsbury PLC	66,033	279,436
METRO AG	10,806	133,171
Sysco Corp.	678	46,301
Walmart, Inc.	789	67,578
Wesfarmers, Ltd.	5,031	183,562
Food products 0.2%
Marine Harvest ASA	20,968	416,904
Household products 0.2%
The Procter & Gamble Company	3,920	305,995
Personal products 1.2%
The Estee Lauder Companies, Inc., Class A	499	71,202
Unilever NV	43,190	2,406,415
Tobacco 3.0%
Altria Group, Inc.	4,942	280,656
British American Tobacco PLC	28,061	1,413,527
Imperial Brands PLC	50,630	1,880,302
Japan Tobacco, Inc.	4,100	114,580
Philip Morris International, Inc. (E)	28,150	2,272,831

Energy 8.5%		16,947,111
Energy equipment and services 0.2%
Core Laboratories NV	328	41,397
Fugro NV (D)	7,674	111,160
Helmerich & Payne, Inc.	727	46,354
Saipem SpA (D)	44,864	205,754
Trican Well Service, Ltd. (D)	28,382	64,551
Oil, gas and consumable fuels 8.3%
Advantage Oil & Gas, Ltd. (D)	23,448	73,306
AltaGas, Ltd.	10,896	225,023
ARC Resources, Ltd.	7,439	76,843
BP PLC	121,262	922,624
Cameco Corp.	8,266	92,994
Chevron Corp.	3,562	450,344

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 10

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Coal India, Ltd.	105,400	$406,343
Eni SpA	29,241	542,168
Exxon Mobil Corp.	4,570	378,076
Gazprom PJSC, ADR	59,268	261,372
Inpex Corp.	18,280	189,854
Inter Pipeline, Ltd.	1,739	32,593
Japan Petroleum Exploration Company, Ltd.	7,165	186,798
LUKOIL PJSC, ADR	4,170	283,985
LUKOIL PJSC, ADR	45	3,102
ONEOK, Inc.	12,770	891,729
Painted Pony Energy, Ltd. (D)	27,909	48,403
Petroleo Brasileiro SA, ADR	9,438	94,663
Plains GP Holdings LP, Class A (D)	67,696	1,618,611
Royal Dutch Shell PLC, A Shares	9,281	321,205
Royal Dutch Shell PLC, B Shares	89,668	3,211,280
S-Oil Corp.	601	59,019
Surgutneftegas OJSC, ADR	42,595	189,028
Targa Resources Corp.	6,356	314,558
The Williams Companies, Inc.	1,422	38,550
TOTAL SA	60,606	3,680,344
Tourmaline Oil Corp.	4,984	89,053
TransCanada Corp.	31,226	1,351,033
Tupras Turkiye Petrol Rafinerileri AS	4,424	104,284
Valero Energy Corp.	2,146	237,841
YPF SA, ADR	7,575	102,869

Financials 15.0%		29,794,341
Banks 7.8%
ABN AMRO Group NV (A)	4,423	114,387
Allahabad Bank (D)	42,134	25,730
Aozora Bank, Ltd.	2,100	79,698
Bank of Ireland Group PLC	20,858	161,863
BNP Paribas SA	20,572	1,272,520
BPER Banca	30,882	168,502
CaixaBank SA	57,349	246,846
Canara Bank	31,400	115,400
Corp Bank (D)	41,448	15,774
Dah Sing Financial Holdings, Ltd.	10,400	60,646
DNB ASA	3,758	73,180
HSBC Holdings PLC	80,612	753,267
ING Groep NV	111,178	1,595,906
Intesa Sanpaolo SpA	319,059	923,123
JPMorgan Chase & Co. (E)	16,324	1,700,961
KB Financial Group, Inc.	4,112	193,559
Krung Thai Bank PCL	69,500	35,009

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 11

	Shares	Value
Financials (continued)
Banks (continued)
Lloyds Banking Group PLC	263,224	$218,401
Mitsubishi UFJ Financial Group, Inc.	69,999	396,536
Mizuho Financial Group, Inc.	217,925	367,091
Moneta Money Bank AS (A)	228,515	784,039
National Australia Bank, Ltd.	4,267	86,640
Nordea Bank AB	176,327	1,691,432
People’s United Financial, Inc.	2,735	49,476
Raiffeisen Bank International AG	21,673	664,046
Sberbank of Russia PJSC, ADR	8,200	117,711
Shinhan Financial Group Company, Ltd.	4,502	174,309
Skandinaviska Enskilda Banken AB, Series A	2,718	25,724
Societe Generale SA	6,875	288,955
Standard Chartered PLC	28,925	262,738
Sumitomo Mitsui Financial Group, Inc.	10,900	425,165
Sumitomo Mitsui Trust Holdings, Inc.	6,620	261,183
The Tochigi Bank, Ltd.	16,600	57,444
Unicaja Banco SA (A)	80,179	137,312
UniCredit SpA	20,660	342,427
Wells Fargo & Company (E)	27,845	1,543,727
Westpac Banking Corp.	4,334	94,121
Capital markets 2.7%
3i Group PLC	48,803	577,785
Banca Generali SpA	31,471	781,124
CME Group, Inc.	3,946	646,828
GAM Holding AG (D)	12,097	166,343
Ichiyoshi Securities Company, Ltd.	7,900	85,425
IG Group Holdings PLC	95,416	1,081,928
IGM Financial, Inc.	6,245	181,034
Julius Baer Group, Ltd. (D)	3,333	195,219
UBS Group AG (D)	105,010	1,609,840
Uranium Participation Corp. (D)	20,548	63,614
Diversified financial services 0.1%
AMP, Ltd.	22,080	58,075
G-Resources Group, Ltd. (D)	2,823,000	31,981
Insurance 3.4%
Admiral Group PLC	2,994	75,246
Ageas	5,470	275,377
Assicurazioni Generali SpA	105,878	1,770,065
Coface SA	1,957	21,698
Dai-ichi Life Holdings, Inc.	13,525	240,713
Direct Line Insurance Group PLC	27,779	125,358
Legal & General Group PLC	36,646	128,182
NN Group NV	13,782	558,948
Poste Italiane SpA (A)	38,993	325,460

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 12

	Shares	Value
Financials (continued)
Insurance (continued)
Sampo OYJ, A Shares	1,273	$61,996
Shin Kong Financial Holding Company, Ltd.	295,345	113,605
Sony Financial Holdings, Inc.	2,100	40,012
Storebrand ASA	11,874	95,569
T&D Holdings, Inc.	20,895	313,384
Tongyang Life Insurance Company, Ltd.	14,910	98,831
Tryg A/S	10,874	254,652
UnipolSai Assicurazioni SpA	61,595	135,838
Zurich Insurance Group AG	7,394	2,186,626
Mortgage real estate investment trusts 0.9%
AGNC Investment Corp.	54,515	1,013,434
Annaly Capital Management, Inc.	82,799	852,002
Thrifts and mortgage finance 0.1%
New York Community Bancorp, Inc.	9,357	103,301

Health care 7.4%		14,636,016
Biotechnology 0.4%
AbbVie, Inc.	6,571	608,803
Amgen, Inc.	758	139,919
Gilead Sciences, Inc.	1,465	103,781
Health care equipment and supplies 0.7%
Abbott Laboratories	4,524	275,919
Hoya Corp.	1,500	85,093
Medtronic PLC	2,329	199,386
ResMed, Inc.	883	91,461
Sonova Holding AG	3,793	678,505
Health care providers and services 0.3%
Cardinal Health, Inc.	692	33,790
Netcare, Ltd.	284,993	571,398
Suzuken Company, Ltd.	578	24,443
Health care technology 0.1%
AGFA-Gevaert NV (D)	25,190	105,579
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	3,000	62,098
Pharmaceuticals 5.9%
Almirall SA	7,281	97,314
AstraZeneca PLC	46,405	3,209,703
Bristol-Myers Squibb Company	3,539	195,848
Eisai Company, Ltd.	2,550	179,495
Eli Lilly & Company	1,574	134,309
GlaxoSmithKline PLC	5,802	116,974
H Lundbeck A/S	590	41,351
Johnson & Johnson	4,124	500,406

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 13

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Kyowa Hakko Kirin Company, Ltd.	3,000	$60,385
Merck & Company, Inc.	5,894	357,766
Novartis AG	39,597	2,999,509
Pfizer, Inc.	19,642	712,612
Roche Holding AG	11,690	2,593,520
Takeda Pharmaceutical Company, Ltd.	10,855	456,649

Industrials 7.3%		14,434,622
Aerospace and defense 0.5%
Harris Corp.	1,094	158,127
Lockheed Martin Corp.	509	150,374
The Boeing Company	1,461	490,180
United Technologies Corp.	1,535	191,921
Air freight and logistics 0.5%
CTT-Correios de Portugal SA	22,902	80,224
PostNL NV	53,916	202,048
Royal Mail PLC	99,409	661,360
United Parcel Service, Inc., Class B	484	51,415
Airlines 0.5%
Air France-KLM (D)	23,892	195,250
ANA Holdings, Inc.	1,300	47,700
International Consolidated Airlines Group SA	70,116	613,587
SAS AB (D)	48,248	92,165
Building products 0.2%
Cie de Saint-Gobain	7,040	313,596
Commercial services and supplies 0.1%
Relia, Inc.	1,770	25,238
Toppan Forms Company, Ltd.	11,000	111,213
Construction and engineering 0.2%
China Machinery Engineering Corp., H Shares	130,000	62,172
Chiyoda Corp.	11,955	103,658
JGC Corp.	9,385	188,779
Raubex Group, Ltd.	39,060	54,970
Toyo Engineering Corp. (D)	8,800	60,206
Electrical equipment 1.0%
ABB, Ltd.	73,137	1,595,404
Emerson Electric Company	1,459	100,875
Ushio, Inc.	11,305	143,570
Zumtobel Group AG	8,974	68,614
Industrial conglomerates 0.1%
3M Company	1,060	208,523
DMCI Holdings, Inc.	115,500	22,723

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 14

	Shares	Value
Industrials (continued)
Machinery 2.2%
Alstom SA	17,706	$812,323
Ashok Leyland, Ltd.	303,004	558,000
Caterpillar, Inc. (E)	5,515	748,220
Hisaka Works, Ltd.	6,200	58,632
Kone OYJ, Class B	34,527	1,755,544
Mitsubishi Heavy Industries, Ltd.	8,195	297,899
The Japan Steel Works, Ltd.	3,650	91,884
Toshiba Machine Company, Ltd.	17,525	83,437
Marine 0.3%
A.P. Moller - Maersk A/S, Series B	159	196,699
D/S Norden A/S (D)	8,268	146,100
Kuehne + Nagel International AG	203	30,475
Pacific Basin Shipping, Ltd. (D)	559,000	152,786
Professional services 0.2%
Adecco Group AG	4,772	281,615
Hays PLC	70,421	172,933
SThree PLC	7,842	37,690
Road and rail 0.1%
Kyushu Railway Company	1,000	30,576
The Go-Ahead Group PLC	7,361	153,788
Trading companies and distributors 0.2%
ITOCHU Corp.	2,500	45,215
Rexel SA	14,279	204,977
SIG PLC	52,286	95,996
Transportation infrastructure 1.2%
Hamburger Hafen und Logistik AG	3,083	66,701
Macquarie Infrastructure Corp. (E)	10,698	451,456
Sydney Airport	371,705	1,967,784

Information technology 11.0%		21,941,477
Communications equipment 1.8%
Cisco Systems, Inc.	28,759	1,237,500
Nokia OYJ	337,303	1,934,728
Telefonaktiebolaget LM Ericsson, B Shares	40,689	313,476
Electronic equipment, instruments and components 0.4%
Citizen Watch Company, Ltd.	21,095	138,326
Enplas Corp.	1,200	33,391
Hirose Electric Company, Ltd.	1,575	194,787
Hosiden Corp.	5,800	48,615
Ibiden Company, Ltd.	6,890	110,093
Nichicon Corp.	12,820	161,134
Simplo Technology Company, Ltd.	21,300	124,865
Yokogawa Electric Corp.	2,300	40,841

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 15

	Shares	Value
Information technology (continued)
Internet software and services 0.7%
Alibaba Group Holding, Ltd., ADR (D)	1,862	$345,457
Alphabet, Inc., Class A (D)	34	38,392
Autohome, Inc., ADR	933	94,233
Baidu, Inc., ADR (D)	312	75,816
DeNA Company, Ltd.	6,660	124,713
Dropbox, Inc. (D)	2,280	71,392
Facebook, Inc., Class A (D)	521	101,241
Gree, Inc.	26,300	140,661
Mixi, Inc.	600	15,169
Momo, Inc., ADR (D)	709	30,842
NetEase, Inc., ADR	479	121,029
SINA Corp. (D)	528	44,716
Yahoo Japan Corp.	57,480	190,423
IT services 1.2%
Accenture PLC, Class A	853	139,542
Automatic Data Processing, Inc.	808	108,385
Fujitsu, Ltd.	48,685	294,618
IBM Corp.	2,629	367,271
Infosys, Ltd.	36,394	699,551
Paychex, Inc.	5,614	383,717
Sopra Steria Group	257	52,292
The Western Union Company	8,965	182,258
TravelSky Technology, Ltd., H Shares	18,000	52,247
Semiconductors and semiconductor equipment 4.6%
Broadcom, Inc.	356	86,380
Disco Corp.	229	38,986
Intel Corp. (E)	55,024	2,735,243
KLA-Tencor Corp.	398	40,807
Maxim Integrated Products, Inc.	4,379	256,872
MediaTek, Inc.	7,490	73,523
Microchip Technology, Inc.	424	38,563
Miraial Company, Ltd.	3,000	32,964
QUALCOMM, Inc. (E)	55,473	3,113,145
Rohm Company, Ltd.	1,000	83,564
Shinko Electric Industries Company, Ltd.	15,115	134,897
SUMCO Corp.	26,600	534,246
Taiwan Semiconductor Manufacturing Company, Ltd.	139,000	987,049
Texas Instruments, Inc.	423	46,636
Tokyo Electron, Ltd.	1,300	223,149
Tokyo Seimitsu Company, Ltd.	3,815	125,738
United Microelectronics Corp., ADR	231,381	652,494
Software 0.5%
Alpha Systems, Inc.	1,100	22,805
Konami Holdings Corp.	900	45,730

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 16

	Shares	Value
Information technology (continued)
Software (continued)
Microsoft Corp.	6,844	$674,887
NHN Entertainment Corp. (D)	2,065	120,083
Nintendo Company, Ltd.	229	74,752
Trend Micro, Inc.	2,500	142,318
Technology hardware, storage and peripherals 1.8%
Acer, Inc. (D)	206,180	168,135
Apple, Inc.	3,140	581,245
Brother Industries, Ltd.	1,400	27,582
Canon, Inc.	17,560	575,819
Catcher Technology Company, Ltd.	79,357	886,044
Compal Electronics, Inc.	312,405	196,558
HP, Inc.	2,159	48,988
Melco Holdings, Inc.	1,900	70,369
Neopost SA	5,376	144,407
Samsung Electronics Company, Ltd.	1,300	54,456
Seagate Technology PLC	15,784	891,322

Materials 4.0%		7,868,655
Chemicals 0.6%
China BlueChemical, Ltd., H Shares	374,760	137,599
DowDuPont, Inc.	5,069	334,148
EMS-Chemie Holding AG	101	64,621
JSR Corp.	13,390	227,553
LyondellBasell Industries NV, Class A	2,840	311,975
Praxair, Inc.	473	74,805
PTT Global Chemical PCL	47,800	105,220
Construction materials 0.2%
LafargeHolcim, Ltd. (D)	5,726	278,411
Vicat SA	1,848	121,163
Containers and packaging 0.7%
AMVIG Holdings, Ltd.	152,000	40,076
International Paper Company	22,007	1,146,125
Nampak, Ltd. (D)	127,852	146,312
Metals and mining 2.5%
Acacia Mining PLC (D)	46,299	76,485
Anglo American Platinum, Ltd.	4,607	120,157
Anglo American PLC	12,613	280,020
Barrick Gold Corp.	14,212	186,697
Centerra Gold, Inc. (D)	25,276	140,545
Chubu Steel Plate Company, Ltd.	5,800	40,825
CST Group, Ltd. (D)	1,440,000	6,403
Eldorado Gold Corp. (D)	51,281	50,948
Gold Fields, Ltd.	47,621	168,523
Hitachi Metals, Ltd.	15,290	158,539

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 17

	Shares	Value
Materials (continued)
Metals and mining (continued)
Impala Platinum Holdings, Ltd. (D)	28,187	$41,425
Kinross Gold Corp. (D)	26,433	99,388
Kyoei Steel, Ltd.	7,670	144,732
Nakayama Steel Works, Ltd.	11,800	71,361
Neturen Company, Ltd.	6,100	53,075
Northern Dynasty Minerals, Ltd. (D)	11,046	5,966
Pacific Metals Company, Ltd. (D)	3,900	143,072
Petra Diamonds, Ltd. (D)	121,290	89,883
Resolute Mining, Ltd.	64,800	61,821
Rio Tinto PLC	32,102	1,769,414
Salzgitter AG	2,371	103,157
Tokyo Steel Manufacturing Company, Ltd.	17,460	154,897
voestalpine AG	12,460	572,949
Western Areas, Ltd.	62,613	164,947
Yamato Kogyo Company, Ltd.	5,815	175,418

Real estate 4.2%		8,388,935
Equity real estate investment trusts 3.4%
Colony Capital, Inc.	24,664	153,903
Crown Castle International Corp.	389	41,942
Gaming and Leisure Properties, Inc.	54,146	1,938,427
Growthpoint Properties, Ltd.	18,293	35,528
Host Hotels & Resorts, Inc.	31,939	672,955
Iron Mountain, Inc.	3,008	105,310
Park Hotels & Resorts, Inc. (E)	61,336	1,878,722
Unibail-Rodamco-Westfield (D)	8,127	1,789,474
VEREIT, Inc.	14,992	111,540
Real estate management and development 0.8%
Deutsche Wohnen SE	13,669	660,130
Nexity SA	15,856	1,001,004

Telecommunication services 5.3%		10,527,628
Diversified telecommunication services 4.2%
AT&T, Inc.	13,354	428,797
BCE, Inc.	37,034	1,499,783
Bezeq The Israeli Telecommunication Corp., Ltd.	253,211	285,368
BT Group PLC	609,892	1,749,624
CenturyLink, Inc.	17,313	322,714
China Telecom Corp., Ltd., H Shares	588,505	276,149
China Unicom Hong Kong, Ltd.	204,290	254,644
Hellenic Telecommunications Organization SA	68,410	843,965
KT Corp.	8,964	220,468
Magyar Telekom Telecommunications PLC	81,445	115,829
O2 Czech Republic AS	31,143	357,710
Proximus SADP	1,519	34,166

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 18

	Shares	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Spark New Zealand, Ltd.	63,538	$160,354
Turk Telekomunikasyon AS (D)	47,571	51,714
Verizon Communications, Inc. (E)	35,944	1,808,343
Wireless telecommunication services 1.1%
China Mobile, Ltd.	31,000	275,061
Mobile TeleSystems PJSC, ADR	23,120	204,150
NTT DOCOMO, Inc.	60,996	1,554,321
Orange Belgium SA	5,012	84,468

Utilities 4.6%		9,055,265
Electric utilities 2.6%
Contact Energy, Ltd.	15,329	60,683
Edison International (E)	17,645	1,116,399
EDP - Energias de Portugal SA	470,369	1,864,313
Endesa SA	8,804	193,614
SSE PLC	80,208	1,431,757
The Chugoku Electric Power Company, Inc.	28,100	362,998
The Southern Company	1,947	90,166
Gas utilities 0.3%
Gas Natural SDG SA	25,099	663,513
Independent power and renewable electricity producers 1.2%
China Longyuan Power Group Corp., Ltd., H Shares	1,481,000	1,189,703
Glow Energy PCL	255,300	730,148
Meridian Energy, Ltd.	121,728	257,121
NTPC, Ltd.	55,295	128,711
Multi-utilities 0.5%
CenterPoint Energy, Inc.	3,898	108,014
Centrica PLC	121,068	251,383
E.ON SE	20,099	214,145
Engie SA	14,818	226,663
RWE AG	7,302	165,934
Preferred securities 0.6%		$1,203,751
(Cost $1,299,332)

Financials 0.2%		397,459
Banks 0.2%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.128% (F)	1,625	42,738
Intesa Sanpaolo SpA	117,399	354,721

Information technology 0.3%		595,346
Technology hardware, storage and peripherals 0.3%
Samsung Electronics Company, Ltd.	17,630	595,346

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 19

				Shares	Value
Telecommunication services 0.0%					$81,431
Diversified telecommunication services 0.0%
Telefonica Brasil SA				6,900	81,431

Utilities 0.1%					129,515
Electric utilities 0.1%
Cia Paranaense de Energia, B Shares				22,900	129,515
Exchange-traded funds 0.2%					$254,114
(Cost $268,169)
iShares Core MSCI EAFE ETF				4,010	254,114

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.1%					$138,069
(Cost $141,934)

Argentina 0.1%					138,069
Provincia de Buenos Aires
Bond (A)	5.375	01-20-23	EUR	125,000	138,069
Corporate bonds 13.7%					$27,303,975
(Cost $27,643,132)

Consumer discretionary 3.1%					6,139,465
Auto components 0.2%
Adient Global Holdings, Ltd.	3.500	08-15-24	EUR	100,000	108,054
Avis Budget Car Rental LLC (A)	5.250	03-15-25		180,000	163,800
Avis Budget Car Rental LLC	5.500	04-01-23		110,000	107,250
The Goodyear Tire & Rubber Company	5.000	05-31-26		50,000	46,500
Automobiles 0.1%
LKQ European Holdings BV (A)	3.625	04-01-26	EUR	100,000	115,102
Tesla, Inc. (A)	5.300	08-15-25		30,000	26,700
Diversified consumer services 0.1%
Crown European Holdings SA (A)	2.875	02-01-26	EUR	225,000	248,386
Service Corp. International	4.625	12-15-27		35,000	33,061
Hotels, restaurants and leisure 1.0%
Boyd Gaming Corp. (A)	6.000	08-15-26		90,000	88,763
Boyd Gaming Corp.	6.375	04-01-26		85,000	86,063
Caesars Resort Collection LLC (A)	5.250	10-15-25		120,000	113,550
CEC Entertainment, Inc.	8.000	02-15-22		36,000	31,680
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	119,916
Cirsa Funding Luxembourg SA (A)	5.875	05-15-23	EUR	115,000	137,904
Codere Finance 2 Luxembourg SA (A)	6.750	11-01-21	EUR	150,000	166,745
Eldorado Resorts, Inc.	6.000	04-01-25		130,000	130,163
Jacobs Entertainment, Inc. (A)	7.875	02-01-24		165,000	172,425
LHMC Finco Sarl (A)	6.250	12-20-23	EUR	115,000	132,578
New Red Finance, Inc. (A)	5.000	10-15-25		320,000	302,784
Penn National Gaming, Inc. (A)	5.625	01-15-27		186,000	175,305
Pinnacle Entertainment, Inc.	5.625	05-01-24		115,000	119,387

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 20

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Station Casinos LLC (A)	5.000	10-01-25	115,000	$108,100
Sugarhouse HSP Gaming Prop Mezz LP (A)	5.875	05-15-25	110,000	103,400
Household durables 0.3%
Beazer Homes USA, Inc.	5.875	10-15-27	40,000	34,841
Beazer Homes USA, Inc.	6.750	03-15-25	45,000	42,975
Beazer Homes USA, Inc.	8.750	03-15-22	106,000	112,625
KB Home	7.000	12-15-21	225,000	236,250
M/I Homes, Inc.	5.625	08-01-25	40,000	37,400
M/I Homes, Inc.	6.750	01-15-21	165,000	170,122
Internet and direct marketing retail 0.1%
Liberty Interactive LLC	8.250	02-01-30	125,000	132,581
Leisure products 0.1%
Jack Ohio Finance LLC (A)	6.750	11-15-21	155,000	159,650
Media 0.8%
Altice Financing SA (A)	7.500	05-15-26	210,000	203,112
CCO Holdings LLC (A)	5.750	02-15-26	180,000	176,850
Cequel Communications Holdings I LLC (A)	5.125	12-15-21	210,000	208,704
DISH DBS Corp.	7.875	09-01-19	255,000	264,563
Gray Television, Inc. (A)	5.125	10-15-24	130,000	124,150
Gray Television, Inc. (A)	5.875	07-15-26	50,000	47,563
Sinclair Television Group, Inc. (A)	5.875	03-15-26	75,000	72,938
TEGNA, Inc. (A)	4.875	09-15-21	115,000	115,144
TEGNA, Inc.	5.125	10-15-19	157,000	157,000
Tribune Media Company	5.875	07-15-22	150,000	151,388
WMG Acquisition Corp. (A)	5.500	04-15-26	85,000	84,256
Specialty retail 0.3%
Eurotorg LLC (A)	8.750	10-30-22	200,000	199,224
goeasy, Ltd. (A)	7.875	11-01-22	135,000	142,763
Party City Holdings, Inc. (A)	6.125	08-15-23	140,000	140,700
PetSmart, Inc. (A)	5.875	06-01-25	20,000	15,350
Staples, Inc. (A)	8.500	09-15-25	120,000	111,900
Textiles, apparel and luxury goods 0.1%
Eagle Intermediate Global Holding BV (A)	7.500	05-01-25	160,000	159,800

Consumer staples 0.7%				1,450,503
Food products 0.5%
KazAgro National Management Holding JSC	4.625	05-24-23	200,000	192,300
MARB BondCo PLC (A)	7.000	03-15-24	200,000	192,250
Post Holdings, Inc. (A)	5.000	08-15-26	190,000	177,175
Post Holdings, Inc. (A)	5.625	01-15-28	150,000	140,625
Post Holdings, Inc. (A)	5.750	03-01-27	100,000	96,500
TreeHouse Foods, Inc.	4.875	03-15-22	190,000	190,238

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 21

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Household products 0.1%
Diamond BC BV (A)	5.625	08-15-25	EUR	200,000	$209,151
Energizer Gamma Acquisition BV (A)	4.625	07-15-26	EUR	100,000	117,864
Personal products 0.1%
Revlon Consumer Products Corp.	6.250	08-01-24		240,000	134,400

Energy 1.8%					3,580,629
Energy equipment and services 0.1%
Rowan Companies, Inc.	5.850	01-15-44		50,000	37,000
Transocean, Inc.	6.800	03-15-38		25,000	20,313
Transocean, Inc.	7.500	04-15-31		10,000	9,275
Transocean, Inc.	9.350	12-15-41		25,000	24,875
Weatherford International, Ltd.	5.950	04-15-42		20,000	14,950
Weatherford International, Ltd.	6.500	08-01-36		45,000	35,213
Weatherford International, Ltd.	7.000	03-15-38		15,000	11,963
Oil, gas and consumable fuels 1.7%
Blue Racer Midstream LLC (A)	6.125	11-15-22		230,000	232,300
Borets Finance DAC	7.625	09-26-18		200,000	199,964
California Resources Corp. (A)	8.000	12-15-22		160,000	145,200
Cloud Peak Energy Resources LLC	12.000	11-01-21		145,000	149,713
Continental Resources, Inc.	5.000	09-15-22		15,000	15,226
Energen Corp.	4.625	09-01-21		105,000	104,475
Energy Transfer Equity LP	4.250	03-15-23		110,000	106,151
Foresight Energy LLC (A)	11.500	04-01-23		250,000	221,250
Jagged Peak Energy LLC (A)	5.875	05-01-26		85,000	83,300
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	54,244
Laredo Petroleum, Inc.	6.250	03-15-23		65,000	65,081
MEG Energy Corp. (A)	6.500	01-15-25		80,000	79,800
MEG Energy Corp. (A)	7.000	03-31-24		95,000	88,706
Peabody Energy Corp. (A)	6.375	03-31-25		260,000	267,150
Petrobras Global Finance BV	4.375	05-20-23		545,000	509,166
Petrobras Global Finance BV	5.750	02-01-29		110,000	96,704
Petrobras Global Finance BV	7.375	01-17-27		160,000	159,800
QEP Resources, Inc.	5.250	05-01-23		105,000	102,638
QEP Resources, Inc.	5.375	10-01-22		15,000	15,263
QEP Resources, Inc.	5.625	03-01-26		35,000	33,425
QEP Resources, Inc.	6.800	03-01-20		25,000	26,125
SM Energy Company	5.000	01-15-24		100,000	94,625
SM Energy Company	6.125	11-15-22		5,000	5,125
SM Energy Company	6.500	11-15-21		10,000	10,230
State Oil Company of the Azerbaijan
Republic	4.750	03-13-23		200,000	196,433
Sunoco LP (A)	5.500	02-15-26		35,000	33,163
Sunoco LP (A)	5.875	03-15-28		20,000	18,857
Vine Oil & Gas LP (A)	8.750	04-15-23		130,000	120,250

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 22

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
WPX Energy, Inc.	5.250	09-15-24		95,000	$93,456
WPX Energy, Inc.	5.750	06-01-26		30,000	30,000
WPX Energy, Inc.	6.000	01-15-22		23,000	23,920
WPX Energy, Inc.	8.250	08-01-23		40,000	45,300

Financials 2.2%					4,429,753
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA (6.125%
to 11-16-27, then 5 Year U.S. Swap Rate
+ 3.870%) (G)	6.125	11-16-27		200,000	176,500
Banco Bilbao Vizcaya Argentaria SA (8.875%
to 4-14-21, then 5 Year Euro Swap Rate +
9.177%) (G)	8.875	04-14-21	EUR	200,000	261,587
Banco de Sabadell SA (6.500% to 5-18-22,
then 5 Year Euro Swap Rate +
6.414%) (G)	6.500	05-18-22	EUR	200,000	233,303
Banco Santander SA (5.250% to 9-29-23,
then 5 Year Euro Swap Rate +
4.999%) (G)	5.250	09-29-23	EUR	200,000	230,641
Barclays PLC (7.875% to 3-15-22, then 5
Year U.S. Swap Rate + 6.772%) (G)	7.875	03-15-22		200,000	206,622
BNP Paribas SA (5.125% to 11-15-27, then
5 Year U.S. Swap Rate + 2.838%) (A)(G)	5.125	11-15-27		200,000	176,176
Credit Agricole SA (8.125% to 12-23-25,
then 5 Year U.S. Swap Rate +
6.185%) (A)(G)	8.125	12-23-25		250,000	264,166
Freedom Mortgage Corp. (A)	8.125	11-15-24		160,000	155,200
Intesa Sanpaolo SpA (7.700% to 9-17-25,
then 5 Year U.S. Swap Rate +
5.462%) (A)(G)	7.700	09-17-25		200,000	186,800
Intesa Sanpaolo SpA (8.375% to 10-14-19,
then 3 month EURIBOR + 6.871%) (G)	8.375	10-14-19	EUR	50,000	62,029
Itau Unibanco Holding SA (6.125% to
12-12-22, then 5 Year CMT +
3.981%) (A)(G)	6.125	12-12-22		200,000	187,000
The Royal Bank of Scotland Group PLC (3
month LIBOR + 2.320%) (F)(G)	4.654	09-30-27		100,000	95,625
UniCredit SpA (5.861% to 6-19-27, then 5
Year U.S. ISDAFIX + 3.703%) (A)	5.861	06-19-32		200,000	177,613
Consumer finance 0.6%
ACE Cash Express, Inc. (A)	12.000	12-15-22		55,000	59,538
DAE Funding LLC (A)	4.500	08-01-22		35,000	33,950
DAE Funding LLC (A)	5.000	08-01-24		70,000	67,235
Herc Rentals, Inc. (A)	7.500	06-01-22		72,000	76,140
Herc Rentals, Inc. (A)	7.750	06-01-24		126,000	134,505
Navient Corp.	5.500	01-25-23		151,000	148,358
Navient Corp.	5.625	08-01-33		20,000	16,900
Navient Corp.	5.875	10-25-24		90,000	86,963
Navient Corp.	6.125	03-25-24		60,000	59,250

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 23

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Consumer finance (continued)
Navient Corp.	6.500	06-15-22		80,000	$81,900
Navient Corp.	7.250	09-25-23		49,000	51,328
Springleaf Finance Corp.	5.250	12-15-19		50,000	50,625
Springleaf Finance Corp.	6.125	05-15-22		120,000	122,400
Springleaf Finance Corp.	6.875	03-15-25		75,000	74,438
Springleaf Finance Corp.	8.250	12-15-20		155,000	167,400
Diversified financial services 0.1%
Camelot Finance SA (A)	7.875	10-15-24		65,000	65,163
FBM Finance, Inc. (A)	8.250	08-15-21		65,000	67,681
Insurance 0.1%
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,338
Genworth Holdings, Inc.	4.900	08-15-23		80,000	70,000
Genworth Holdings, Inc.	7.200	02-15-21		30,000	30,525
Genworth Holdings, Inc.	7.625	09-24-21		20,000	20,422
USIS Merger Sub, Inc. (A)	6.875	05-01-25		185,000	184,075
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	5.750	08-15-23		35,000	35,700
Nationstar Mortgage LLC	6.500	08-01-18		235,000	235,282
Radian Group, Inc.	4.500	10-01-24		75,000	72,375

Health care 1.3%					2,592,127
Biotechnology 0.0%
Sotera Health Topco, Inc. (8.125% Cash or
8.875% PIK) (A)	8.125	11-01-21		30,000	30,075
Health care equipment and supplies 0.1%
Constantin Investissement 3 SASU (A)	5.375	04-15-25	EUR	100,000	113,518
Health care providers and services 0.4%
HCA Healthcare, Inc.	6.250	02-15-21		240,000	249,000
HCA, Inc.	6.500	02-15-20		135,000	140,569
HCA, Inc.	7.500	11-15-95		125,000	120,313
West Street Merger Sub, Inc. (A)	6.375	09-01-25		275,000	262,625
Health care technology 0.1%
Sotera Health Holdings LLC (A)	6.500	05-15-23		170,000	173,400
Pharmaceuticals 0.7%
Catalent Pharma Solutions, Inc. (A)	4.875	01-15-26		30,000	28,809
Endo Finance LLC (A)	6.000	07-15-23		465,000	382,463
Teva Pharmaceutical Finance IV LLC	2.250	03-18-20		90,000	86,751
Teva Pharmaceutical Finance Netherlands II
BV	1.250	03-31-23	EUR	100,000	105,981
Teva Pharmaceutical Finance Netherlands III
BV	2.800	07-21-23		330,000	284,937
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	143,337
Valeant Pharmaceuticals International,
Inc. (A)	5.500	03-01-23		30,000	27,900

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 24

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International,
Inc. (A)	5.875	05-15-23		350,000	$328,781
Valeant Pharmaceuticals International,
Inc. (A)	6.125	04-15-25		95,000	87,519
Valeant Pharmaceuticals International,
Inc. (A)	7.000	03-15-24		25,000	26,149

Industrials 1.3%					2,490,684
Aerospace and defense 0.1%
Bombardier, Inc. (A)	6.125	01-15-23		130,000	130,325
Building products 0.1%
Standard Industries, Inc. (A)	5.375	11-15-24		205,000	202,438
Commercial services and supplies 0.4%
APX Group, Inc.	7.625	09-01-23		110,000	97,625
APX Group, Inc.	7.875	12-01-22		185,000	183,844
Garda World Security Corp. (A)	8.750	05-15-25		155,000	158,488
Multi-Color Corp. (A)	4.875	11-01-25		145,000	135,031
Pitney Bowes, Inc.	4.625	03-15-24		20,000	17,698
Pitney Bowes, Inc.	4.700	04-01-23		20,000	17,950
Tervita Escrow Corp. (A)	7.625	12-01-21		229,000	233,580
Waste Pro USA, Inc. (A)	5.500	02-15-26		60,000	57,675
Construction and engineering 0.1%
Brand Industrial Services, Inc. (A)	8.500	07-15-25		150,000	151,875
Electrical equipment 0.2%
BlueLine Rental Finance Corp. (A)	9.250	03-15-24		165,000	175,544
Sensata Technologies BV (A)	5.000	10-01-25		100,000	100,750
Sensata Technologies BV (A)	5.625	11-01-24		80,000	83,000
Machinery 0.2%
Cloud Crane LLC (A)	10.125	08-01-24		190,000	204,250
Novafives SAS (A)	5.000	06-15-25	EUR	100,000	111,273
Trading companies and distributors 0.2%
Beacon Roofing Supply, Inc. (A)	4.875	11-01-25		90,000	83,250
United Rentals North America, Inc.	4.625	10-15-25		50,000	47,625
United Rentals North America, Inc.	4.875	01-15-28		240,000	222,900
United Rentals North America, Inc.	5.875	09-15-26		75,000	75,563

Information technology 0.5%					1,031,285
IT services 0.3%
First Data Corp. (A)	5.750	01-15-24		160,000	159,896
First Data Corp. (A)	7.000	12-01-23		160,000	166,653
Tempo Acquisition LLC (A)	6.750	06-01-25		240,000	230,400
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.500	02-01-25		150,000	156,188

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 25

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Software 0.0%
Infor Software Parent LLC (7.125% Cash or
7.875% PIK) (A)	7.125	05-01-21		75,000	$75,188
Infor US, Inc. (A)	5.750	08-15-20		25,000	25,297
Infor US, Inc.	6.500	05-15-22		50,000	50,188
Technology hardware, storage and peripherals 0.1%
Conduent Finance, Inc. (A)	10.500	12-15-24		140,000	167,475

Materials 1.4%					2,737,206
Chemicals 0.1%
The Chemours Company	6.625	05-15-23		104,000	109,070
The Chemours Company	7.000	05-15-25		10,000	10,725
Containers and packaging 0.5%
ARD Finance SA (6.625% Cash or 7.375%
PIK)	6.625	09-15-23	EUR	150,000	177,964
Ardagh Packaging Finance PLC (A)	6.750	05-15-24	EUR	250,000	313,966
Berry Global, Inc.	6.000	10-15-22		110,000	113,218
OI European Group BV (A)	4.000	03-15-23		10,000	9,325
Owens-Brockway Glass Container, Inc. (A)	5.875	08-15-23		165,000	166,856
Plastipak Holdings, Inc. (A)	6.250	10-15-25		45,000	41,400
Reynolds Group Issuer, Inc. (A)	5.125	07-15-23		155,000	153,063
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24		105,000	107,231
Metals and mining 0.7%
AK Steel Corp.	7.000	03-15-27		90,000	85,500
AK Steel Corp.	7.625	10-01-21		80,000	81,576
First Quantum Minerals, Ltd. (A)	7.000	02-15-21		135,000	136,350
Kaiser Aluminum Corp.	5.875	05-15-24		126,000	128,520
Koks OAO (A)	7.500	05-04-22		200,000	198,740
New Gold, Inc. (A)	6.375	05-15-25		95,000	93,575
Nexa Resources SA (A)	5.375	05-04-27		200,000	194,000
Northwest Acquisitions ULC (A)	7.125	11-01-22		20,000	19,950
Novelis Corp. (A)	5.875	09-30-26		55,000	52,663
Novelis Corp. (A)	6.250	08-15-24		95,000	95,000
Steel Dynamics, Inc.	4.125	09-15-25		25,000	23,969
Steel Dynamics, Inc.	5.125	10-01-21		85,000	85,744
Warrior Met Coal, Inc. (A)	8.000	11-01-24		165,000	170,363
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (A)	6.875	01-15-25		175,000	168,438

Real estate 0.4%					812,577
Equity real estate investment trusts 0.2%
Equinix, Inc.	2.875	02-01-26	EUR	120,000	132,042
Equinix, Inc.	5.875	01-15-26		75,000	75,975
FelCor Lodging LP	6.000	06-01-25		240,000	246,000

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 26

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Real estate management and development 0.2%
AV Homes, Inc.	6.625	05-15-22	170,000	$175,525
Shimao Property Holdings, Ltd.	5.200	01-30-25	200,000	183,035

Telecommunication services 0.7%				1,414,240
Diversified telecommunication services 0.4%
Cablevision SA (A)	6.500	06-15-21	151,000	150,025
CenturyLink, Inc.	5.625	04-01-25	140,000	132,300
CenturyLink, Inc.	7.500	04-01-24	30,000	30,825
Frontier Communications Corp. (A)	8.500	04-01-26	60,000	57,900
Telecom Italia SpA (A)	5.303	05-30-24	200,000	197,250
Zayo Group LLC	6.000	04-01-23	190,000	193,325
Wireless telecommunication services 0.3%
Sprint Corp.	7.125	06-15-24	185,000	186,774
Sprint Corp.	7.250	09-15-21	215,000	223,600
Sprint Corp.	7.625	02-15-25	120,000	123,000
Sprint Corp.	7.875	09-15-23	115,000	119,241

Utilities 0.3%				625,506
Gas utilities 0.1%
Ferrellgas LP	6.500	05-01-21	25,000	22,938
Ferrellgas LP	6.750	01-15-22	170,000	153,850
Ferrellgas LP	6.750	06-15-23	68,000	59,330
Independent power and renewable electricity producers 0.1%
The AES Corp.	5.125	09-01-27	205,000	204,488
Water utilities 0.1%
Aegea Finance Sarl (A)	5.750	10-10-24	200,000	184,900
Convertible bonds 0.3%				$604,979
(Cost $735,027)

Consumer discretionary 0.1%				145,899
Hotels, restaurants and leisure 0.0%
Caesars Entertainment Corp.	5.000	10-01-24	40,000	68,411
Media 0.1%
DISH Network Corp.	3.375	08-15-26	80,000	77,488

Energy 0.0%				169
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc. (H)	2.625	12-01-19	130,000	169

Information technology 0.2%				458,911
IT services 0.0%
Cardtronics, Inc.	1.000	12-01-20	70,000	64,893
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc.	1.625	02-15-27	56,000	65,114
Microchip Technology, Inc.	2.250	02-15-37	58,000	69,015

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 27

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software 0.1%
ServiceNow, Inc.	0.000	06-01-22	57,000	$77,214
Workday, Inc. (A)	0.250	10-01-22	70,000	73,485
Technology hardware, storage and peripherals 0.0%
Western Digital Corp. (A)	1.500	02-01-24	108,000	109,190
Term loans (I) 0.7%				$1,385,955
(Cost $1,391,965)

Consumer discretionary 0.3%				588,352
Automobiles and components 0.1%
Blackhawk Network Holdings, Inc. (1 month
LIBOR + 3.000%)	5.073	06-15-25	100,000	99,625
Electronic equipment, instruments and components 0.0%
AVSC Holding Corp. (1 month LIBOR +
3.250%)	5.241	03-01-25	99,750	98,586
Hotels, restaurants and leisure 0.1%
Golden Entertainment, Inc. (1 month LIBOR
+ 3.000%)	5.100	10-20-24	189,050	188,460
Internet and direct marketing retail 0.1%
Lands’ End, Inc. (1 month LIBOR + 3.250%)	5.344	04-04-21	105,325	101,639
Shutterfly, Inc. (1 month LIBOR + 2.750%)	4.850	08-17-24	100,000	100,042

Financials 0.2%				392,538
Diversified financial services 0.1%
Crown Finance US, Inc. (1 month LIBOR +
2.500%)	4.594	02-28-25	99,750	98,931
Insurance 0.1%
Asurion LLC (J)	TBD	11-03-23	195,000	194,269
HUB International, Ltd. (2 month LIBOR +
3.000%)	5.360	04-25-25	100,000	99,338

Health care 0.1%				104,688
Life sciences tools and services 0.1%
Syneos Health, Inc. (1 month LIBOR +
2.000%)	4.094	08-01-24	105,297	104,688

Industrials 0.0%				99,625
Professional services 0.0%
Trans Union LLC (J)	TBD	06-08-25	100,000	99,625

Information technology 0.1%				200,752
Semiconductors and semiconductor equipment 0.0%
Microchip Technology, Inc. (1 month LIBOR +
2.000%)	4.100	05-29-25	100,000	99,792
Software 0.1%
SS&C European Holdings Sarl (1 month
LIBOR + 2.500%)	4.594	04-16-25	27,727	27,711

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 28

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
SS&C Technologies, Inc. (1 month LIBOR +
2.500%)	4.594	04-16-25	73,290	$73,249

			Shares	Value
Rights 0.0%				$5,002
(Cost $32,289)
Texas Competitive Electric Holdings Company LLC (D)(K)			8,337	5,002

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$0
(Cost $194)
Texas Competitive Electric Holdings
Company LLC (C)(D)	11.500	10-01-20	500,000	0

			Par value^	Value
Short-term investments 1.2%				$2,400,000
(Cost $2,400,000)
Repurchase agreement 1.2%				2,400,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-29-18 at 2.070% to be repurchased at $2,400,414 on 7-2-18, collateralized by $1,316,080 Federal Home Loan Mortgage Corp., 4.000% - 6.000% due 10-10-38 to 11-1-47 (valued at $1,392,759, including interest) and $1,028,567 Federal National Mortgage Association, 4.000% - 5.500% due 8-1-39 to 7-1-47 (valued at $1,055,241, including interest)			2,400,000	2,400,000

Total investments (Cost $202,075,522) 98.6%				$195,842,221
Other assets and liabilities, net 1.4%				2,868,756
Total net assets 100.0%				$198,710,977

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
EUR	Euro

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 29

(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Non-income producing security.
(E)	A portion of this security is segregated as collateral for options. Total collateral value at 6-30-18 was $18,251,908.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Non-income producing - Issuer is in default.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(K)	Strike price and/or expiration date not available.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 30

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Euro STOXX 50 Index Futures	218	Short	Sep 2018	$(8,820,753)	$(8,589,543)	$231,210
FTSE 100 Index Futures	59	Short	Sep 2018	(5,963,994)	(5,890,898)	73,096
MSCI EAFE Index Futures	65	Short	Sep 2018	(6,318,178)	(6,355,050)	(36,872)
						$267,434

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
				Morgan Stanley and Company
CAD	155,000	USD	119,686	International PLC	7/5/2018	—	$(1,779)
CAD	155,000	USD	117,800	Goldman Sachs International	8/3/2018	$166	—
EUR	605,000	USD	708,600	Citibank N.A.	7/5/2018	—	(1,983)
EUR	587,000	USD	685,689	HSBC Bank USA	7/5/2018	—	(95)
				Morgan Stanley and Company
EUR	587,000	USD	688,605	International PLC	7/5/2018	—	(3,011)
EUR	678,000	USD	789,972	Citibank N.A.	8/3/2018	3,572	—
EUR	677,000	USD	791,151	State Street Bank and Trust	8/3/2018	1,223	—
GBP	629,000	USD	837,465	Goldman Sachs International	7/5/2018	—	(7,270)
USD	117,745	CAD	155,000	Goldman Sachs International	7/5/2018	—	(162)
USD	116,481	EUR	100,000	BNP Paribas SA	7/5/2018	—	(315)
USD	788,311	EUR	678,000	Citibank N.A.	7/5/2018	—	(3,568)
USD	132,256	EUR	114,000	Deutsche Bank AG London	7/5/2018	—	(892)
USD	246,457	EUR	210,000	Goldman Sachs International	7/5/2018	1,185	—
USD	107,705	EUR	92,000	Goldman Sachs International	8/3/2018	27	—
USD	13,609,673	EUR	11,471,000	Goldman Sachs International	9/19/2018	135,664	—
USD	36,825	GBP	28,000	Deutsche Bank AG London	7/5/2018	—	(131)
				Morgan Stanley and Company
USD	75,362	GBP	57,000	International PLC	8/3/2018	30	—
USD	8,735,007	GBP	6,520,000	Goldman Sachs International	9/19/2018	100,573	—
						$242,440	$(19,206)

WRITTEN OPTIONS

Options on index

Counterparty (OTC)/					Number
Exchange-	Name of		Exercise	Expiration	of	Notional
traded	issuer		price	date	contracts	amount	Premium	Value
Calls
Exchange-traded	S&P 500 Index	USD	2,765.00	Jul 2018	107	10,700	$171,089	$(171,089)
							$171,089	$(171,089)

Derivatives Currency Abbreviations

CAD Canadian Dollar

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 31

EUR Euro
GBP Pound Sterling
USD U.S. Dollar

At 6-30-18, the aggregate cost of investments for federal income tax purposes was $202,825,054. Net unrealized depreciation aggregated to $6,663,254, of which $9,365,201 related to gross unrealized appreciation and $16,028,455 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 32

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $202,075,522)	$195,842,221
Unrealized appreciation on forward foreign currency contracts	242,440
Receivable for futures variation margin	268,252
Cash	177,126
Foreign currency, at value (Cost $96,156)	96,521
Cash held at broker for futures contracts	1,140,549
Dividends and interest receivable	1,268,699
Receivable for investments sold	1,187,407
Other assets	21,203
Total assets	200,244,418
Liabilities
Unrealized depreciation on forward foreign currency contracts	19,206
Written options, at value (Premiums received $171,089)	171,089
Payable for collateral on OTC derivatives	350,000
Payable for investments purchased	913,879
Payable to affiliates
Accounting and legal services fees	17,186
Transfer agent fees	4,270
Trustees’ fees	296
Other liabilities and accrued expenses	57,515
Total liabilities	1,533,441
Net assets	$198,710,977
Net assets consist of
Paid-in capital	$203,590,774
Distributions in excess of net investment income	(3,214,485)
Accumulated net realized gain (loss) on investments, futures contracts, written options and foreign
currency transactions	4,079,432
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of
assets and liabilities in foreign currencies	(5,744,744)
Net assets	$198,710,977

Net asset value per share
Based on 12,213,964 shares of beneficial interest outstanding - unlimited number of shares
authorized with $0.01 par value	$16.27

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 33

STATEMENT OF OPERATIONS For the six months ended 6-30-18 (unaudited)

Investment income
Dividends	$5,532,015
Interest	977,230
Less foreign taxes withheld	(479,186)
Total investment income	6,030,059
Expenses
Investment management fees	987,734
Accounting and legal services fees	24,006
Transfer agent fees	9,247
Trustees’ fees	22,486
Custodian fees	35,088
Printing and postage	44,807
Professional fees	29,174
Stock exchange listing fees	11,783
Other	6,057
Total expenses	1,170,382
Less expense reductions	(8,867)
Net expenses	1,161,515
Net investment income	4,868,544
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	6,267,503
Futures contracts	(659,940)
Forward foreign currency contracts	349,832
Written options	(1,429,710)
4,527,685
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(17,588,954)
Futures contracts	280,228
Forward foreign currency contracts	398,262
Written options	5,645
(16,904,819)
Net realized and unrealized loss	(12,377,134)
Decrease in net assets from operations	$(7,508,590)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 34

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-18
	(unaudited)	Year ended 12-31-17
Increase (decrease) in net assets
From operations
Net investment income	$4,868,544	$6,380,634
Net realized gain	4,527,685	16,359,983
Change in net unrealized appreciation (depreciation)	(16,904,819)	7,236,552
Increase (decrease) in net assets resulting from
operations	(7,508,590)	29,977,169
Distributions to shareholders
From net investment income	(9,177,911)	(5,938,190)
From net realized gain	—	(14,326,442)
Total distributions	(9,177,911)	(20,264,632)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	151,230	—
Total increase (decrease)	(16,535,271)	9,712,537
Net assets
Beginning of period	215,246,248	205,533,711
End of period	$198,710,977	$215,246,248
Undistributed (Distributions in excess of) net
investment income	$(3,214,485)	$1,094,882
Share activity
Shares outstanding
Beginning of period	12,204,669	12,204,669
Issued pursuant to Dividend Reinvestment Plan	9,295	—
End of period	12,213,964	12,204,669

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 35

Financial highlights

Period ended	6-30-18[1]	12-31-17	12-31-16	12-31-15	12-31-14	12-31-13
Per share operating performance
Net asset value, beginning of period	$17.64	$16.84	$16.78	$18.22	$19.52	$17.54
Net investment income[2]	0.40	0.52	0.42	0.39	0.46	0.14
Net realized and unrealized gain (loss) on investments	(1.02)	1.94	1.09	(0.51)	(0.27)	3.19
Total from investment operations	(0.62)	2.46	1.51	(0.12)	0.19	3.33
Less distributions
From net investment income	(0.75)	(0.49)	(0.41)	(0.44)	(0.45)	(0.18)
From net realized gain	—	(1.17)	(0.24)	(0.91)	(1.05)	(1.17)
From tax return of capital	—	—	(0.85)	(0.15)	—	—
Total distributions	(0.75)	(1.66)	(1.50)	(1.50)	(1.50)	(1.35)
Anti-dilutive impact of repurchase plan	—	—	0.05 [3]	0.18 [3]	0.01 [3]	— [3,4]
Net asset value, end of period	$16.27	$17.64	$16.84	$16.78	$18.22	$19.52
Per share market value, end of period	$16.81	$17.41	$15.72	$14.46	$16.32	$17.07
Total return at net asset value (%)[5]	(3.44)[6,7]	15.15 [7]	10.46 [7]	1.56 [7]	1.66 [7]	20.40
Total return at market value (%)[5]	1.09 [6]	21.74	19.66	(2.29)	4.13	21.02
Ratios and supplemental data
Net assets, end of period (in millions)	$199	$215	$206	$210	$248	$268
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13 [8]	1.13	1.15	1.16	1.17	1.14
Expenses including reductions	1.12 [8]	1.13	1.14	1.15	1.17	1.14
Net investment income	4.68 [8,9]	2.99	2.52	2.17	2.37 [10]	0.72
Portfolio turnover (%)	46	93	43	43	42	142 [11]
[1]	Six months ended 6-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]

The repurchase plan was completed at an average repurchase price of $14.17, $15.71, $17.38 and $17.06 for 312,533 shares, 1,120,307 shares, 94,866 shares and 794 shares for the periods ended 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

[4]	Less than $0.005 per share.
[5]

Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.

[6]	Not annualized.
[7]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[8]	Annualized.
[9]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[10]

Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

[11]	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND 36

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       37

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2018, by major security category or type:

	Total value at 6-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$18,176,697	$5,425,853	$12,663,413	$87,431
Consumer staples	10,775,629	3,896,615	6,879,014	—
Energy	16,947,111	6,533,265	10,413,846	—
Financials	29,794,341	6,272,088	23,522,253	—
Health care	14,636,016	3,354,000	11,282,016	—
Industrials	14,434,622	2,551,091	11,883,531	—
Information technology	21,941,477	12,436,981	9,504,496	—
Materials	7,868,655	2,350,597	5,518,058	—
Real estate	8,388,935	4,902,799	3,486,136	—
Telecommunication services	10,527,628	4,263,787	6,263,841	—
Utilities	9,055,265	1,314,579	7,740,686	—
Preferred securities
Financials	397,459	42,738	354,721	—
Information technology	595,346	—	595,346	—
Telecommunication services	81,431	81,431	—	—
Utilities	129,515	129,515	—	—
Exchange-traded funds	254,114	254,114	—	—
Foreign government obligations	138,069	—	138,069	—
Corporate bonds	27,303,975	—	27,303,975	—
Convertible bonds	604,979	—	604,979	—
Term loans	1,385,955	—	1,385,955	—
Rights	5,002	—	5,002	—
Short-term investments	2,400,000	—	2,400,000	—
Total investments in securities	$195,842,221	$53,809,453	$141,945,337	$87,431
Derivatives:
Assets
Futures	$304,306	$304,306	—	—
Forward foreign currency contracts	242,440	—	$242,440	—
Liabilities
Futures	(36,872)	(36,872)	—	—

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       38

	Total value at 6-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Forward foreign currency contracts	(19,206)	—	($19,206)	—
Written options	(171,089)	($171,089)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, wash sale loss deferrals, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options and certain swaps are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       40

managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended June 30, 2018, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $20.8 million to $26.0 million, as measured at each quarter end.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended June 30, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $19.0 million to $28.7 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended June 30, 2018, the fund wrote option contracts to generate income. The fund held written options contracts with market values ranging from $84,700 to 372,400, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$304,306	($36,872)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	242,440	(19,206)
Equity	Written options, at value	Written options	—	(171,089)
			$546,746	($227,167)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	($659,940)	—	($1,429,710)	($2,089,650)
Foreign currency	—	$349,832	—	349,832
Total	($659,940)	$349,832	($1,429,710)	($1,739,818)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	$280,228	—	$5,645	$285,873
Foreign currency	—	$398,262	—	398,262
Total	$280,228	$398,262	$5,645	$684,135

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2018, this waiver amounted to 0.01% of the fund's average daily gross assets (on an annualized basis). This arrangement expires on Jun 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $8,867 for the six months ended June 30, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2018 were equivalent to a net annual effective rate of 0.94% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

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the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended June 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2018 and December 31, 2018, up to 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2017). During the six months ended June 30, 2018 and the year ended December 31, 2017, there was no activity under the share repurchase plan.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $92,407,056 and $97,689,627, respectively, for the six months ended June 30, 2018.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at June 30, 2018:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 6-30-18
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.04%	$87,431

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the six months ended June 30, 2018, distributions from net investment income of $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 29, 2018	$0.3760
June 29, 2018	0.3760
Total	$0.7520

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 2, 2018. The following proposals were considered by the shareholders:

Proposal: To elect one (1) Trustee (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders. To elect (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman, and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	10,763,720.400	145,018.000
Peter S. Burgess	10,756,740.400	151,998.000
Theron S. Hoffman	10,749,211.400	159,527.000
Non-Independent Trustee
Andrew G. Arnott	10,755,916.400	152,822.000
Warren A. Thomson	10,755,700.400	153,038.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, and Gregory A. Russo.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral.The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the peer group since its inception and for the one-, three- and five-year periods. The Board also noted management's discussion of the fund's underperformance relative to its benchmark index. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are each lower than the peer group median. The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and negotiated at arm's length;
(h)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

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(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and the Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer

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group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       52

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF552063	P15SA 6/18 8/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of shares	Maximum number of
	Total number of	Average	purchased as part of	shares that may yet be
	shares	price per	publicly announced	purchased under the
Period	purchased	share	plans*	plans
17-Dec	-	-	-	1,221,396
18-Jan	-	-	-	1,221,396
18-Feb	-	-	-	1,221,396
18-Mar	-	-	-	1,221,396
18-Apr	-	-	-	1,221,396
18-May	-	-	-	1,221,396
18-Jun	-	-	-	1,221,396
Total	-	-
*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2018 and December 31, 2018 (based on common shares outstanding as of December 31, 2017).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 22, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	August 22, 2018